UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 13, 2016 (December 7, 2016)

NUTRASTAR INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52899	80-0264950
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4/F Yushan Plaza
51 Yushan Road
Nangang District, Harbin 150090
People’s Republic of China
(Address of principal executive offices)

(86) 451-82287746
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

On December 7, 2016, Nutrastar International Inc., a Nevada corporation (the “Company”) entered into an Amendatory Agreement (the “Amendatory Agreement”) with the investors named therein (the “Investors”) and Accretive Capital Asia (“Accretive”), in its capacity as note holder representative under that certain Note and Common Stock Purchase Agreement, dated January 29, 2016, by and between the Company, the Investors, Mr. Daniel Seidenspinner and the predecessor in interest to Accretive (the “Purchase Agreement”). The Purchase Agreement was filed with the Company’s Form 8-K on February 3, 2016.

Pursuant to the Amendatory Agreement, the notes issued under the Purchase Agreement (the “Notes”) mature not later than February 28, 2017, if any Investor notifies the Company in writing after February 15, 2016 but before February 18, 2017, of its desire that the Notes mature and come due and payable. If the Notes do not mature on February 28, 2017, then the Notes will mature on the date that is 180 days following the date that any single Investor or group of Investors holding at least thirty-five percent (35%) of the principal amount of the Notes notify the Company in writing that they desire that the Notes mature. Under the Amendatory Agreement, the holders of the Notes may elect at any time to convert a Note in whole or in part, into shares of common stock of the Company at a conversion price of $0.02 per share, subject to adjustment for stock splits, stock dividends, stock combinations, recapitalizations and similar events. Any accrued but unpaid interest through November 18, 2016 will be added to the principal amount of each Note. In addition, interest under the Notes from and after November 18, 2016 will be paid in kind by adding such interest each month to the principal of the Notes. Additionally, pursuant to the Amendatory Agreement, the interest rate applicable to the Notes increased from 12% to 25% and the interest rate after an event of default under the Purchase Agreement changed from 15% to 28%. The Company must provide 30 days written notice of prepayment of the Notes, during which period Investors may convert the Notes to shares of the Company’s common stock.

Mr. Seidenspinner did not agree to the amendments contemplated by the Amendatory Agreement and did not sign the Amendatory Agreement.

A copy of the Amendatory Agreement is hereby attached as exhibit 10.1 and incorporated herein by reference in its entirety.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 concerning the Amendatory Agreement is hereby incorporated into this Item 2.03 by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 8, 2016, Mr. David Chong resigned from the Company’s Board of Directors (the “Board”) and from his positions as Interim President and Treasurer of the Company, effective immediately. Mr. Chong’s resignation is not the result of any disagreement with the Company or the Board.

On December 8, 2016, the Board appointed Mr. Cosimo Borrelli, age 49, as the Interim President of the Company. Mr. Borrelli will not receive compensation for this position, however, his firm Borrelli Walsh Limited (“Borrelli Walsh”), a specialist restructuring, insolvency and forensic accounting firm, has been engaged by the Company to provide forensic accounting and litigation support services to the Company in connection with the investigation described in Item 8.01 below and Borrelli Walsh will be compensated for providing such services at its standard rates.

Mr. Borrelli is a Chartered Accountant with over 20 years of experience in formal and informal corporate restructuring, insolvency, forensic accounting and financial investigations. This experience has included being appointed by courts (as liquidator or scheme administrator), lenders and financiers, distressed companies, secured and unsecured creditors, investors and other interested parties. He is a co-founder and currently serves as the managing director of Borrelli Walsh and has done so since September 2006. Mr. Borrelli currently holds the following directorships: independent director, since August 2012, of Global Invacom Group Limited (SGX: QS9), where he is chairman of the nominating committee and a member of the audit and risk committee and remuneration committee; independent director, since April 2015, of Acorn International Inc. (NYSE: ATV); and non-executive director, since May 2016, of PanAsialum Holdings Company Limited (HKEx: 2078).

Mr. Borrelli will also be appointed as the sole director of the Company’s subsidiary, New Zealand WAYNE’s New Resources Development Co., Ltd. and its subsidiary, Oriental Global Holdings Limited. In addition, Mr. Borrelli, or another person designated by Borrelli Walsh, will be appointed as the director and/or legal representative of the Company’s indirect subsidiary, Harbin Baixin Biotech Development Co., Ltd.

Mr. Borrelli was elected until his successor is duly elected and qualified. There is no family relationship that exists between Mr. Borrelli and any directors or executive officers of the Company.

Item 8.01	Other Events.

Internal Investigation

As previously reported on April 5, 2016, on March 21, 2016, the Board resolved to undertake an investigation (the “Investigation”) into the Company’s operations and assets and those of its subsidiaries in China and into the activities of the Company’s former CEO and significant stockholder, Ms. Lianyun Han, as those activities relate to the Company and its subsidiaries, to identify the location of the Company’s and its subsidiaries’ assets and potentially seize control of the Company’s and its subsidiaries’ assets from the CEO. On October 17, 2016, the Company filed a Form 8-K to provide an update on the status of the Investigation.

The Board has engaged Borrelli Walsh to provide certain forensic accounting and litigation support services relating to the Investigation. In addition, as noted above, representatives of Borrelli Walsh will be appointed as the directors and/or legal representatives of the Company’s subsidiaries.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. The word “expect” and similar terms and phrases are used in this notification to identify forward-looking statements and statements regarding future events that involve risks and uncertainties. Risks, uncertainties and assumptions that could affect the Company’s forward-looking statements include, among other things, the conduct of the Investigation. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. The Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit

10.1	Amendatory Agreement, dated as of December 7, 2016, among the Company, the investors listed on Exhibit A therein, and Accretive Capital Asia, LLC

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUTRASTAR INTERNATIONAL INC.

Date: December 13, 2016	/s/ Y. Tristan Kuo
Name: Y. Tristan Kuo
Title: VP of Investor Relations

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Amendatory Agreement, dated as of December 7, 2016, among the Company, the investors listed on Exhibit A therein, and Accretive Capital Asia, LLC